SECURITIES AND EXCHANGE COMMISSION Washington, D.C. 20549 FORM 8-K CURRENT REPORT Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934 Date of Report: November 22, 2000 (Date of earliest event reported) NationsLink Funding Corporation Sponsor) (Issuer in Respect of Commercial Loan Pass-Through Certificates Series 1999-LTL-1) Exact name of registrant as specified in charter) Delaware 333-66805 56-1950039 (State or other juris- (Commission (I.R.S. Employer diction of organization) File No.) Identification No.) 100 North Tryon Street,Charlotte, NC 28255 (Address of principal executive offices) (Zip Code) Registrant's Telephone Number, including area code (704) 386-2400 (Former name or former address, if changed since last report.) ITEM 5. OTHER EVENTS This Current Report on Form 8-K relates to the monthly distribution reported to the holders of NationsLink Funding Corporation Commercial Loan Pass-Through Certificates Series 1999-LTL-1, which was made on April 22, 2002. ITEM 7. FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION AND EXHIBITS Exhibit No. Description 99.1 Monthly distribution report pursuant to Section 4.02 of the Pooling and Servicing Agreement for the distribution on April 22, 2002. Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on behalf of the Registrant by the undersigned thereunto duly authorized. LASALLE NATIONAL BANK, IN ITS CAPACITY AS TRUSTEE UNDER THE POOLING AND SERVICING AGREEMENT ON BEHALF OF GS MORTGAGE SECURITIES CORPORATION II, REGISTRANT By: /s/ Russell Goldenberg Russell Goldenberg, Group Senior Vice President Date: April 22, 2002 ABN AMRO LaSalle Bank N.A. Administrator: Belinda Jenkins (800) 246-5761 135 S. LaSalle Street Suite 1625 Chicago, IL 60603-4159 NationsLink Funding Corporation, as Depositor Bank of America, N.A., as Mortgage Loan Seller Capital Lease Funding, L.P., as Mortgage Loan Seller Midland Loan Services, Inc., as Master Servicer and Special Servicer Commercial Loan Pass-Through Certificates, Series 1999-LTL-1 ABN AMRO Acct: 67-8098-906 Statement Date 04/22/02 Payment Date: 04/22/02 Prior Payment: 03/22/02 Record Date: 04/15/02 WAC: 7.5360% WAMM: 188 Number Of Pages 0 Table Of Contents 1 REMIC Certificate Report 2 Other Related Information 2 Asset Backed Facts Sheets 1 Delinquency Loan Detail 1 Mortgage Loan Characteristics 2 Total Pages Included In This Package 9 Specially Serviced Loan Detail Appendix A Modified Loan Detail Appendix B Realized Loss Detail Appendix C Information is available for this issue from the following sources LaSalle Web Site www.etrustee.net 0 0 0 0 0 0 Monthly Data File Name: NB99LTL1_200204_3.ZIP ABN AMRO LaSalle Bank N.A. Administrator: Belinda Jenkins (800) 246-5761 135 S. LaSalle Street Suite 1625 Chicago, IL 60603-4159 NationsLink Funding Corporation, as Depositor Bank of America, N.A., as Mortgage Loan Seller Capital Lease Funding, L.P., as Mortgage Loan Seller Midland Loan Services, Inc., as Master Servicer and Special Servicer Commercial Loan Pass-Through Certificates, Series 1999-LTL-1 ABN AMRO Acct: 67-8098-906 Remic II Statement Date 04/22/02 Payment Date: 04/22/02 Prior Payment: 03/22/02 Record Date: 04/15/02 WAC: 7.5360% WAMM: 188 Original Opening Principal Class Face Value (1) Balance Payment CUSIP Per $1,000 Per $1,000 Per $1,000 A-1 75,245,000.00 39,665,640.42 1,076,878.94 63859CCD3 1000.00000000 527.15317191 14.31163453 A-2 193,863,000.00 193,863,000.00 0.00 63859CCE1 1000.00000000 1000.00000000 0.00000000 A-3 127,347,816.00 127,347,816.00 0.00 63859CCF8 1000.00000000 1000.00000000 0.00000000 X 492,442,448.00N 456,866,646.19 0.00 63859CCG6 1000.00000000 927.75642726 0.00000000 B 25,855,814.00 25,855,814.00 0.00 63859CCH4 1000.00000000 1000.00000000 0.00000000 C 20,930,897.00 20,930,897.00 0.00 63859CCJ0 1000.00000000 1000.00000000 0.00000000 D 30,780,731.00 30,780,731.00 0.00 63859CCK7 1000.00000000 1000.00000000 0.00000000 E 11,081,063.00 11,081,063.00 0.00 63859CCL5 1000.00000000 1000.00000000 0.00000000 F 3,693,687.00 3,693,687.00 0.00 63859CCM3 1000.00000000 1000.00000000 0.00000000 G 3,693,689.00 3,693,689.00 0.00 63859CCN1 1000.00000000 1000.00000000 0.00000000 R 0.00 0.00 0.00 9ABSC224 1000.00000000 0.00000000 0.00000000 492,491,697.00 456,912,337.42 1,076,878.94 Principal Negative Closing Class Adj. or Loss Amortization Balance CUSIP Per $1,000 Per $1,000 Per $1,000 A-1 0.00 0.00 38,588,761.48 63859CCD3 0.00000000 0.00000000 512.84153738 A-2 0.00 0.00193,863,000.00 63859CCE1 0.00000000 0.00000000 1000.00000000 A-3 0.00 0.00127,347,816.00 63859CCF8 0.00000000 0.00000000 1000.00000000 X 0.00 0.00455,789,874.93 63859CCG6 0.00000000 0.00000000 925.56983417 B 0.00 0.00 25,855,814.00 63859CCH4 0.00000000 0.00000000 1000.00000000 C 0.00 0.00 20,930,897.00 63859CCJ0 0.00000000 0.00000000 1000.00000000 D 0.00 0.00 30,780,731.00 63859CCK7 0.00000000 0.00000000 1000.00000000 E 0.00 0.00 11,081,063.00 63859CCL5 0.00000000 0.00000000 1000.00000000 F 0.00 0.00 3,693,687.00 63859CCM3 0.00000000 0.00000000 1000.00000000 G 0.00 0.00 3,693,689.00 63859CCN1 0.00000000 0.00000000 1000.00000000 R 0.00 0.00 0.00 9ABSC224 0.00000000 0.00000000 0.00000000 0.00 0.00455,835,458.48 Notes: (1) N denotes notional balance not included in total (2) Interest Paid minus Interest Adjustment minus Deferred Interest equals Accrual (3) Estimated Interest Interest Pass-Through Class Payment Adjustment Rate (2) CUSIP Per $1,000 Per $1,000 Next Rate (3) A-1 209,335.42 0.00 6.3330% 63859CCD3 2.78205090 0.00000000FIXED A-2 1,109,381.02 0.00 6.8670% 63859CCE1 5.72250001 0.00000000FIXED A-3 753,899.07 0.00 7.1040% 63859CCF8 5.91999999 0.00000000FIXED X 215,102.80 0.00 0.5650% 63859CCG6 0.43680800 0.00000000 0.5136% B 155,242.62 0.00 7.2050% 63859CCH4 6.00416680 0.00000000FIXED C 129,056.42 0.00 7.3990% 63859CCJ0 6.16583322 0.00000000FIXED D 165,446.43 0.00 6.4500% 63859CCK7 5.37500003 0.00000000FIXED E 46,171.10 0.00 5.0000% 63859CCL5 4.16666704 0.00000000FIXED F 15,390.36 0.00 5.0000% 63859CCM3 4.16666599 0.00000000FIXED G 15,411.88 21.51 5.0000% 63859CCN1 4.17248989 0.00582345FIXED R 0.00 0.00 9ABSC224 0.00000000 0.00000000 2,814,437.12 21.51 Total P&I Paym 3,891,316.06 Original Opening Principal Principal Class Face Value (1)Balance Payment Adj. or Loss CUSIP Per $1,000 Per $1,000 Per $1,000 Per $1,000 LA-1 7,524.50 3,966.58 107.69 0.00 None 1000.00000000 527.15529271 14.31191441 0.00000000 LA-2 19,386.30 19,386.30 0.00 0.00 None 1000.00000000 1000.00000000 0.00000000 0.00000000 LA-3 12,734.78 12,734.78 0.00 0.00 None 1000.00000000 1000.00000000 0.00000000 0.00000000 LWAC 492,442,448.00 456,866,646.34 1,076,771.25 0.00 None 1000.00000000 927.75642757 2.18659308 0.00000000 LB 2,585.58 2,585.58 0.00 0.00 None 1000.00000000 1000.00000000 0.00000000 0.00000000 LC 2,093.09 2,093.09 0.00 0.00 None 1000.00000000 1000.00000000 0.00000000 0.00000000 LD 3,078.07 3,078.07 0.00 0.00 None 1000.00000000 1000.00000000 0.00000000 0.00000000 LE 1,108.11 1,108.11 0.00 0.00 None 1000.00000000 1000.00000000 0.00000000 0.00000000 LF 369.37 369.37 0.00 0.00 None 1000.00000000 1000.00000000 0.00000000 0.00000000 LG 369.37 369.37 0.00 0.00 None 1000.00000000 1000.00000000 0.00000000 0.00000000 LR 0.00 0.00 0.00 0.00 9ABSC225 1000.00000000 0.00000000 0.00000000 0.00000000 492,491,697.17 456,912,337.59 1,076,878.94 0.00 Negative Closing Interest Interest Class Amortization Balance Payment Adjustment CUSIP Per $1,000 Per $1,000 Per $1,000 Per $1,000 LA-1 0.00 3,858.89 20.93 0.00 None 0.00000000 512.84337830 2.78158017 0.00000000 LA-2 0.00 19,386.30 110.94 0.00 None 0.00000000 1000.00000000 5.72259792 0.00000000 LA-3 0.00 12,734.78 75.39 0.00 None 0.00000000 1000.00000000 5.92000804 0.00000000 LWAC 0.00 455,789,875.09 2,814,155.68 0.00 None 0.00000000 925.56983449 5.71468949 0.00000000 LB 0.00 2,585.58 66.42 50.90 None 0.00000000 1000.00000000 25.68862692 19.68610525 LC 0.00 2,093.09 7.76 -5.15 None 0.00000000 1000.00000000 3.70743733 -2.46047709 LD 0.00 3,078.07 0.00 -16.54 None 0.00000000 1000.00000000 0.00000000 -5.37349703 LE 0.00 1,108.11 0.00 -4.62 None 0.00000000 1000.00000000 0.00000000 -4.16926117 LF 0.00 369.37 0.00 -1.54 None 0.00000000 1000.00000000 0.00000000 -4.16926117 LG 0.00 369.37 0.00 -1.54 None 0.00000000 1000.00000000 0.00000000 -4.16926117 LR 0.00 0.00 0.00 -21.52 9ABSC225 0.00000000 0.00000000 0.00000000 -0.00004370 0.00 455,835,458.65 2,814,437.12 -0.01 Total P&I Payme 3,891,316.06 Pass-Through Class Rate (2) CUSIP Next Rate (3) LA-1 6.3330% None FIXED LA-2 6.8670% None FIXED LA-3 7.1040% None FIXED LWAC 7.3916% None 7.3414% LB 7.2050% None FIXED LC 7.3990% None FIXED LD 6.4500% None FIXED LE 5.0000% None FIXED LF 5.0000% None FIXED LG 5.0000% None FIXED LR 9ABSC225 Notes: (1) N denotes notional balance not included in total (2) Interest Paid minus Interest Adjustment minus Deferred Interest equals Accrual (3) Estimated ABN AMRO LaSalle Bank N.A. Administrator: Belinda Jenkins (800) 246-5761 135 S. LaSalle Street Suite 1625 Chicago, IL 60603-4159 NationsLink Funding Corporation, as Depositor Bank of America, N.A., as Mortgage Loan Seller Capital Lease Funding, L.P., as Mortgage Loan Seller Midland Loan Services, Inc., as Master Servicer and Special Servicer Commercial Loan Pass-Through Certificates, Series 1999-LTL-1 ABN AMRO Acct: 67-8098-906 Other Related Information Statement D 04/22/02 Payment Dat 04/22/02 Prior Payme 03/22/02 Record Date 04/15/02 P&I Advances made by:Beginning Current UnreimbursePeriod Servicer 938,014.31 125,522.07 Trustee 0.00 0.00 Total P&I Advances 938,014.31 125,522.07 P&I Advances made by: Ending Reimbursed Unreimbursed Servicer 931,908.70 131,627.68 Trustee 0.00 0.00 Total P&I Advances 931,908.70 131,627.68 Master Servicing Fee 49,214.81 Special Servicing Compensation 0.00 Additional Servicing Compensatio 0.00 Current Realized Losses 0.00 Cumulative Realized Losses 0.00 Current Additional Trust Fund Ex 0.00 Principal Distribution Amount 0.00 Monthly Payments 1,101,878.94 Curtailments 0.00 Other Principal Adjusments -25,000.00 Prepayments in Full 0.00 Liquidation Proceeds 0.00 REO Proceeds 0.00 Other Principal Proceeds 0.00 Total Principal Distribution Amo 1,076,878.94 Available Distribution Amount 3,891,316.06 Available Funds Allocable to Pri 1,076,878.94 Principal Distribution Amount 1,076,878.94 Available Funds Allocable to Int 2,814,437.12 Distributable Certificate Intere 2,814,437.12 Beginning Stated Principal Balan456,912,338.89 Ending Stated Principal Balance 455,835,459.95 Beginning Loan Count 128 Ending Loan Count 128 Certificate Interest Allocations Accrued Interest Class Interest Distributed A-1 209,335.42 209,335.42 A-2 1,109,381.1,109,381.02 A-3 753,899.07 753,899.07 X 215,102.80 215,102.80 B 155,242.62 155,242.62 C 129,056.42 129,056.42 D 165,446.43 165,446.43 E 46,171.10 46,171.10 F 15,390.36 15,390.36 Certificate Interest Allocations Beginning Ending Unpaid Unpaid Prepayment Class Interest Interest Premiums A-1 0.00 0.00 0.00 A-2 0.00 0.00 0.00 A-3 0.00 0.00 0.00 X 0.00 0.00 0.00 B 0.00 0.00 0.00 C 0.00 0.00 0.00 D 0.00 0.00 0.00 E 0.00 0.00 0.00 F 0.00 0.00 0.00 G 199.17 177.66 0.00 R 0.00 0.00 0.00 Totals 199.17 177.66 0.00 DistributioDelinq 1 Month Delinq 2 Months Date # Balance # Balance 04/22/02 1 911,230 0 0 0.78% 0.20% 0.00% 0.00% 03/22/02 0 0 0 0 0.00% 0.00% 0.00% 0.00% 02/22/02 0 0 0 0 0.00% 0.00% 0.00% 0.00% 01/22/02 0 0 0 0 0.00% 0.00% 0.00% 0.00% 12/24/01 0 0 0 0 0.00% 0.00% 0.00% 0.00% 11/23/01 0 0 0 0 0.00% 0.00% 0.00% 0.00% 10/22/01 0 0 0 0 0.00% 0.00% 0.00% 0.00% 09/24/01 0 0 0 0 0.00% 0.00% 0.00% 0.00% 08/22/01 0 0 0 0 0.00% 0.00% 0.00% 0.00% 07/23/01 0 0 0 0 0.00% 0.00% 0.00% 0.00% 06/22/01 0 0 0 0 0.00% 0.00% 0.00% 0.00% 05/22/01 0 0 0 0 0.00% 0.00% 0.00% 0.00% 04/23/01 0 0 0 0 0.00% 0.00% 0.00% 0.00% 03/22/01 0 0 0 0 0.00% 0.00% 0.00% 0.00% 02/22/01 0 0 0 0 0.00% 0.00% 0.00% 0.00% 01/22/01 0 0 0 0 0.00% 0.00% 0.00% 0.00% DistributioDelinq 3+ Months Foreclosure/Bankruptcy Date # Balance # Balance 04/22/02 0 0 0 0 0.00% 0.00% 0.00% 0.00% 03/22/02 0 0 0 0 0.00% 0.00% 0.00% 0.00% 02/22/02 0 0 0 0 0.00% 0.00% 0.00% 0.00% 01/22/02 0 0 0 0 0.00% 0.00% 0.00% 0.00% 0 0 0 0 01/00/00 0.00% 0.00% 0.00% 0.00% 0 0 0 0 01/00/00 0.00% 0.00% 0.00% 0.00% 0 0 0 0 01/00/00 0.00% 0.00% 0.00% 0.00% 0 0 0 0 01/00/00 0.00% 0.00% 0.00% 0.00% 0 0 0 0 01/00/00 0.00% 0.00% 0.00% 0.00% 0 0 0 0 01/00/00 0.00% 0.00% 0.00% 0.00% 0 0 0 0 01/00/00 0.00% 0.00% 0.00% 0.00% 0 0 0 0 01/00/00 0.00% 0.00% 0.00% 0.00% 0 0 0 0 01/00/00 0.00% 0.00% 0.00% 0.00% 0 0 0 0 01/00/00 0.00% 0.00% 0.00% 0.00% 0 0 0 0 01/00/00 0.00% 0.00% 0.00% 0.00% 0 0 0 0 01/00/00 0.00% 0.00% 0.00% 0.00% DistributioREO Modifications Date # Balance # Balance 04/22/02 0 0 0 0 0.00% 0.00% 0.00% 0.00% 03/22/02 0 0 0 0 0.00% 0.00% 0.00% 0.00% 02/22/02 0 0 0 0 0.00% 0.00% 0.00% 0.00% 01/22/02 0 0 0 0 0.00% 0.00% 0.00% 0.00% 12/24/01 0 0 0 0 0.00% 0.00% 0.00% 0.00% 11/23/01 0 0 0 0 0.00% 0.00% 0.00% 0.00% 10/22/01 0 0 0 0 0.00% 0.00% 0.00% 0.00% 09/24/01 0 0 0 0 0.00% 0.00% 0.00% 0.00% 08/22/01 0 0 0 0 0.00% 0.00% 0.00% 0.00% 07/23/01 0 0 0 0 0.00% 0.00% 0.00% 0.00% 06/22/01 0 0 0 0 0.00% 0.00% 0.00% 0.00% 05/22/01 0 0 0 0 0.00% 0.00% 0.00% 0.00% 04/23/01 0 0 0 0 0.00% 0.00% 0.00% 0.00% 03/22/01 0 0 0 0 0.00% 0.00% 0.00% 0.00% 02/22/01 0 0 0 0 0.00% 0.00% 0.00% 0.00% 01/22/01 0 0 0 0 0.00% 0.00% 0.00% 0.00% DistributioPrepayments Curr Weighted Avg. Date # Balance Coupon Remit 04/22/02 0 0 7.54% 7.39% 0.00% 0.00% 0.00% 0.00% 03/22/02 0 0 7.38% 7.24% 0.00% 0.00% 0.00% 0.00% 02/22/02 0 0 7.54% 7.39% 0.00% 0.00% 0.00% 0.00% 01/22/02 0 0 7.54% 7.39% 0.00% 0.00% 0.00% 0.00% 12/24/01 0 0 7.48% 7.34% 0.00% 0.00% 0.00% 0.00% 11/23/01 0 0 7.54% 7.39% 0.00% 0.00% 0.00% 0.00% 10/22/01 0 0 7.48% 7.34% 0.00% 0.00% 0.00% 0.00% 09/24/01 0 0 7.54% 7.39% 0.00% 0.00% 0.00% 0.00% 08/22/01 0 0 7.54% 7.39% 0.00% 0.00% 0.00% 0.00% 07/23/01 0 0 7.48% 7.34% 0.00% 0.00% 0.00% 0.00% 06/22/01 0 0 7.54% 7.39% 0.00% 0.00% 0.00% 0.00% 05/22/01 0 0 7.48% 7.34% 0.00% 0.00% 0.00% 0.00% 04/23/01 0 0 7.54% 7.39% 0.00% 0.00% 0.00% 0.00% 03/22/01 0 0 7.38% 7.24% 0.00% 0.00% 0.00% 0.00% 02/22/01 0 0 7.54% 7.39% 0.00% 0.00% 0.00% 0.00% 01/22/01 0 0 7.54% 7.39% 0.00% 0.00% 0.00% 0.00% Paid Outstanding Out. Property Disclosure Thru Current P&IP&I Protection Control # Date Advance Advances** Advances 2348 37330 17,243.99 17,243.99 0.00 2145 37302 6,105.70 12,211.31 0.00 2452 37330 42,854.46 42,854.46 0.00 2486 37330 15,723.60 15,723.60 0.00 50663 37316 26,093.07 26,093.07 0.00 50849 37316 17,501.25 17,501.25 0.00 Total 125,522.07 131,627.68 0.00 Special Disclosure Advance Servicer Foreclosure Bankruptcy REO Control # DescriptioTransfer DaDate Date Date 2348 B 2145 1 2452 B 2486 B 50663 B 50849 B A. P&I Advance - Loan in Grace Period B. P&I Advance - Late Payment but < one month delinq 1. P&I Advance - Loan delinquent 1 month 2. P&I Advance - Loan delinquent 2 months 3. P&I Advance - Loan delinquent 3 months or More 4. Matured Balloon/Assumed Scheduled Payment ** Outstanding P&I Advances include the current period P&I Advance Distribution of Principal Balances Current Scheduled Number Scheduled Based on Balances of Loans Balance Balance $0to $500,000 0 0 0.00% $500,000to $1,000,000 8 6,842,048 1.50% $1,000,000to $1,250,000 19 21,968,067 4.82% $1,250,000to $1,500,000 12 16,130,656 3.54% $1,500,000to $1,750,000 14 22,781,534 5.00% $1,750,000to $2,000,000 15 28,447,789 6.24% $2,000,000to $2,250,000 4 8,597,344 1.89% $2,250,000to $2,500,000 9 21,521,264 4.72% $2,500,000to $3,000,000 10 28,450,110 6.24% $3,000,000to $3,500,000 3 9,688,779 2.13% $3,500,000to $4,000,000 3 11,451,001 2.51% $4,000,000to $5,000,000 7 33,208,050 7.29% $5,000,000to $5,500,000 6 30,962,223 6.79% $5,500,000to $6,000,000 2 11,344,509 2.49% $6,000,000to $7,000,000 1 6,194,195 1.36% $7,000,000to $9,000,000 5 39,622,545 8.69% $9,000,000to $10,000,000 1 9,860,179 2.16% $10,000,000to $15,000,000 5 58,049,346 12.73% $15,000,000to $20,000,000 3 50,991,581 11.19% $20,000,000& Above 1 39,724,240 8.71% Total 128 455,835,460 100.00% Average Scheduled Balance is 3,561,215 Maximum Scheduled Balance is 39,724,240 Minimum Scheduled Balance is 693,968 Distribution of Property Types Number Scheduled Based on Property Types of Loans Balance Balance Retail 103 334,188,019 73.31% Office 12 89,088,378 19.54% Industrial 2 14,252,605 3.13% Other 7 9,912,058 2.17% Mobile Home 4 8,394,400 1.84% Total 128 455,835,460 100.00% Distribution of Mortgage Interest Rates Current Mortgage Number Scheduled Based on Interest Rate of Loans Balance Balance 6.500%or less 0 0 0.00% 6.500%to 6.750% 1 3,956,892 0.87% 6.750%to 7.000% 16 53,340,612 11.70% 7.000%to 7.250% 25 98,047,441 21.51% 7.250%to 7.500% 38 115,628,054 25.37% 7.500%to 7.750% 18 39,198,700 8.60% 7.750%to 8.000% 20 96,098,720 21.08% 8.000%to 8.250% 9 44,396,550 9.74% 8.250%to 8.500% 1 5,168,491 1.13% 8.500%to 8.750% 0 0 0.00% 8.750%to 9.000% 0 0 0.00% 9.000%to 9.250% 0 0 0.00% 9.250%to 9.500% 0 0 0.00% 9.500%to 9.750% 0 0 0.00% 0.0975& Above 0 0 0.00% Total 128 455,835,460 100.00% W/Avg Mortgage Interest Rate is 7.48% Minimum Mortgage Interest Rate is 6.73% Maximum Mortgage Interest Rate is 8.32% Geographic Distribution Number Scheduled Based on Geographic Location of Loans Balance Balance Massachusetts 11 52,634,679 11.55% Texas 9 52,419,637 11.50% New York 19 49,864,512 10.94% South Carolina 3 46,465,254 10.19% Florida 8 41,518,404 9.11% Georgia 5 38,870,612 8.53% Pennsylvania 10 22,422,245 4.92% California 4 16,983,031 3.73% Maryland 3 16,678,319 3.66% North Carolina 9 16,485,065 3.62% Virginia 9 16,219,696 3.56% Michigan 7 13,271,145 2.91% Tennessee 5 10,404,172 2.28% New Jersey 4 9,625,817 2.11% Ohio 2 8,202,755 1.80% Connecticut 3 5,772,718 1.27% Illinois 2 5,164,143 1.13% Nebraska 1 5,102,199 1.12% New Mexico 1 5,078,267 1.11% Arkansas 1 3,621,454 0.79% Nevada 2 3,574,907 0.78% New Hampshire 2 3,545,794 0.78% Maine 2 3,445,936 0.76% Kansas 1 2,980,009 0.65% District of Columbia 2 2,226,773 0.49% Alabama 1 1,228,259 0.27% Missouri 1 1,200,842 0.26% Washington 1 828,816 0.18% Total 128 455,835,460 100.00% Loan Seasoning Number Scheduled Based on Number of Years of Loans Balance Balance 1 year or less 0 0 0.00% 1+ to 2 years 0 0 0.00% 2+ to 3 years 0 0 0.00% 3+ to 4 years 54 172,307,456 37.80% 4+ to 5 years 64 240,211,366 52.70% 5+ to 6 years 10 43,316,638 9.50% 6+ to 7 years 0 0 0.00% 7+ to 8 years 0 0 0.00% 8+ to 9 years 0 0 0.00% 9+ to 10 years 0 0 0.00% 10 years or more 0 0 0.00% Total 128 455,835,460 100.00% Weighted Average Seasoning is 4.295980083 Distribution of Amortization Type Number Scheduled Based on Amortization Type of Loans Balance Balance Fully Amortizing 118 414,806,186 91.00% Amortizing Balloon 10 41,029,274 9.00% Total 128 455,835,460 100.00% Distribution of Remaining Term Fully Amortizing Fully Amortizing Number Scheduled Based on Mortgage Loans of Loans Balance Balance 60 months or less 0 0 0.00% 61 to 120 months 7 20,037,850 4.40% 121 to 180 months 31 87,060,491 19.10% 181 to 240 months 62 213,949,150 46.94% 241 to 360 months 18 93,758,694 20.57% Total 118 414,806,186 91.00% Weighted Average Months to Maturity is 193.49 Distribution of Remaining Term Balloon Loans Balloon Number Scheduled Based on Mortgage Loans of Loans Balance Balance 12 months or less 0 0 0.00% 13 to 24 months 0 0 0.00% 25 to 36 months 0 0 0.00% 37 to 48 months 0 0 0.00% 49 to 60 months 0 0 0.00% 61 to 120 months 0 0 0.00% 121 to 180 months 10 41,029,274 9.00% 181 to 240 months 0 0 0.00% Total 10 41,029,274 9.00% Weighted Average Months to Maturity is 130.95 Distribution of DSCR Debt Service Number Scheduled Based on Coverage Ratio (1) of Loans Balance Balance 0.5or less 1 4,711,396 1.03% 0.5001to 0.625 0 0 0.00% 0.6251to 0.75 0 0 0.00% 0.7501to 0.875 3 5,670,356 1.24% 0.8751to 1 19 57,942,458 12.71% 1.0001to 1.125 9 39,011,555 8.56% 1.1251to 1.25 3 14,398,843 3.16% 1.2501to 1.375 3 16,192,477 3.55% 1.3751to 1.5 4 7,228,620 1.59% 1.5001to 1.625 2 6,814,369 1.49% 1.6251to 1.75 1 13,937,564 3.06% 1.7501to 1.875 2 5,948,270 1.30% 1.8751to 2 2 42,410,447 9.30% 2.0001to 2.125 0 0 0.00% 2.1251& above 3 5,714,313 1.25% Unknown 76 235,854,791 51.74% Total 128 455,835,460 100.00% Weighted Average Debt Service Coverage Ratio is 1.313235 NOI Aging Number Scheduled Based on NOI Date of Loans Balance Balance 1 year or less 0 0 0.00% 1 to 2 years 52 219,980,669 48.26% 2 Years or More 0 0 0.00% Unknown 76 235,854,791 51.74% Total 128 455,835,460 100.00% (1) Debt Service Coverage Ratios are calculated as described in the prosp values are updated periodically as new NOI figures became available from borrowers on an asset level. Neither the Trustee, Servicer, Special Servicer or Underwriter makes any representation as to the accuracy of the data provided by the borrowe for this calculation. Specially Serviced Loan Detail Ending Disclosure Scheduled Interest Maturity Control # Balance Rate Date 0 Specially Disclosure Property Serviced Control # Type Status CodeComments 0 0 0 0 0 0 0 0 0 0 0 0 0 0 0 0 0 0 0 0 0 0 0 0 0 0 0 0 0 0 0 0 0 0 0 0 0 0 0 0 0 0 0 0 0 0 0 0 0 0 0 0 0 0 0 0 0 0 0 0 0 (1) Legend : 1) Request for waiver of Prepayment Penalty 2) Payment default 3) Request for Loan Modification or Workout 4) Loan with Borrower Bankruptcy 5) Loan in Process of Foreclosure 6) Loan now REO Property 7) Loans Paid Off 8) Loans Returned to Master Servicer Modified Loan Detail Disclosure ModificatiModification Control # Date Description 0 01/00/00 0 0 01/00/00 0 0 01/00/00 0 0 01/00/00 0 0 01/00/00 0 0 01/00/00 0 0 01/00/00 0 0 01/00/00 0 0 01/00/00 0 0 01/00/00 0 0 01/00/00 0 0 01/00/00 0 0 01/00/00 0 0 01/00/00 0 0 01/00/00 0 0 01/00/00 0 0 01/00/00 0 0 01/00/00 0 0 01/00/00 0 0 01/00/00 0 0 01/00/00 0 0 01/00/00 0 0 01/00/00 0 0 01/00/00 0 0 01/00/00 0 0 01/00/00 0 0 01/00/00 0 0 01/00/00 0 0 01/00/00 0 0 01/00/00 0 0 01/00/00 0 0 01/00/00 0 Realized Loss Detail Beginning Dist. DisclosureAppraisal Appraisal Scheduled Date Control # Date Value Balance 0 0 01/00/00 0.00 0.00 0 0 01/00/00 0.00 0.00 0 0 01/00/00 0.00 0.00 0 0 01/00/00 0.00 0.00 0 0 01/00/00 0.00 0.00 0 0 01/00/00 0.00 0.00 0 0 01/00/00 0.00 0.00 0 0 01/00/00 0.00 0.00 0 0 01/00/00 0.00 0.00 0 0 01/00/00 0.00 0.00 0 0 01/00/00 0.00 0.00 0 0 01/00/00 0.00 0.00 0 0 01/00/00 0.00 0.00 0 0 01/00/00 0.00 0.00 0 0 01/00/00 0.00 0.00 0 0 01/00/00 0.00 0.00 0 0 01/00/00 0.00 0.00 0 0 01/00/00 0.00 0.00 0 0 01/00/00 0.00 0.00 0 0 01/00/00 0.00 0.00 0 0 01/00/00 0.00 0.00 0 0 01/00/00 0.00 0.00 0 0 01/00/00 0.00 0.00 0 0 01/00/00 0.00 0.00 0 0 01/00/00 0.00 0.00 0 0 01/00/00 0.00 0.00 0 0 01/00/00 0.00 0.00 0 0 01/00/00 0.00 0.00 0 0 01/00/00 0.00 0.00 0 0 01/00/00 0.00 0.00 Current Total 0.00 Cumulative 0.00 Gross ProceedAggregate Dist. DisclosureGross as a % of Liquidation Date Control # Proceeds Sched PrincipExpenses * 0 0 0.00 0.00 0 0 0.00 0.00 0 0 0.00 0.00 0 0 0.00 0.00 0 0 0.00 0.00 0 0 0.00 0.00 0 0 0.00 0.00 0 0 0.00 0.00 0 0 0.00 0.00 0 0 0.00 0.00 0 0 0.00 0.00 0 0 0.00 0.00 0 0 0.00 0.00 0 0 0.00 0.00 0 0 0.00 0.00 0 0 0.00 0.00 0 0 0.00 0.00 0 0 0.00 0.00 0 0 0.00 0.00 0 0 0.00 0.00 0 0 0.00 0.00 0 0 0.00 0.00 0 0 0.00 0.00 0 0 0.00 0.00 0 0 0.00 0.00 0 0 0.00 0.00 0 0 0.00 0.00 0 0 0.00 0.00 0 0 0.00 0.00 0 0 0.00 0.00 Current Total 0.00 0.00 Cumulative 0.00 0.00 Net Net Proceeds Dist. DisclosureLiquidationas a % of Realized Date Control # Proceeds Sched. BalancLoss 0 0 0 0 0 0 0 0 0 0 0 0 0 0 0 0 0 0 0 0 0 0 0 0 0 0 0 0 0 0 0 0 0 0 0 0 0 0 0 0 0 0 0 0 0 0 0 0 0 0 0 0 0 0 0 0 0 0 0 0 Current Total 0.00 0.00 Cumulative 0.00 0.00 * Aggregate liquidation expenses also include outstanding P&I advances and unpaid servicing fees, unpaid trustee fees, etc..